UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 26, 2016

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37623	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.04.

Item 8.01.	Other Events.

Sale and Purchase of Vessel and Related Contracts and Equipment

As previously disclosed, on May 19, 2014, HBOL (as defined below) entered into a five-year contract with Maersk Oil North Sea UK Limited (the “Operator”) to provide drilling services (the “DSA”), utilizing a Friede & Goldman designed JU-2000E Jackup Drilling Unit named “Hercules Highlander” (the “Vessel”) to be constructed in Singapore by Jurong Shipyard Pte Ltd (the “Builder”). In addition, on February 12, 2015, Dockwise Shipping B.V. (“Dockwise”) and HBOL entered into a heavy lift contract for the transport of the Vessel from Singapore to the North Sea.

On May 26, 2016, Hercules North Sea, Ltd (“HNS”), Hercules Offshore, Inc. (“HOI” or the “Borrower”) and Hercules British Offshore Limited (“HBOL” and, together with HNS and HOI, the “Hercules Parties”) entered into a series of agreements related to the Vessel, including (i) a tripartite agreement (the “Tripartite Agreement”) with the Builder and Maersk Highlander UK Limited (the “Buyer”) pursuant to which HNS assigned its rights to purchase the Vessel to Buyer and Buyer assumed the obligation to pay USD $195,988,025 to the Builder as the final installment to acquire the Vessel (the “Final Installment”), (ii) HBOL and HOI assigned to Builder all of their rights, title and interest in and to certain equipment, consumables and spares acquired in anticipation of operating the Vessel, including Builder’s assumption of USD $5,098,042 in outstanding accounts payable for such equipment (the “Bill of Sale”), and (iii) HBOL novated the DSA to Buyer (the “DSA Novation”) as well as the transportation contract with Dockwise to mobilize the Vessel to the UK North Sea from Singapore (the “Heavy Lift Novation”).

As a result of the completion of the transactions contemplated in the suite of agreements constituted by the Tripartite Agreement, the Bill of Sale, the DSA Novation and the Heavy Lift Novation (the “Transaction Documents”), the Hercules Parties no longer have any interest in the Vessel or its related equipment, nor do they have any obligation to pay the Final Installment or the outstanding balance on the equipment included with the Bill of Sale. Further, the Hercules Parties have no obligations to provide any drilling services to the Operator. In connection with the execution of the Transaction Documents, several other agreements related to the Vessel previously entered into by certain of the Hercules Parties were terminated or assigned to Buyer. The Transaction Documents also provide each of the Hercules Parties with a full release of their respective obligations, duties or other rights arising out of or related to the DSA or the Vessel. With respect to the equipment transferred under the Bill of Sale, the Buyer also agreed to indemnify the Hercules Parties against third party payment demands if the actual acquisition costs exceed USD $5,098,042.

This summary of the Tripartite Agreement, the DSA Novation, the Heavy Lift Novation and the Bill of Sale does not purport to be complete, and is qualified in its entirety by reference to the Tripartite Agreement, the DSA Novation, the Heavy Lift Novation and the Bill of Sale, which are filed as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, to this Current Report on Form 8-K.

Amended and Restated Forbearance Agreement

As previously disclosed, on November 6, 2015, the Borrower and certain of its subsidiaries, as guarantors (together with the Borrower, the “Loan Parties”), entered into the Credit Agreement with Jefferies Finance LLC, as administrative agent and collateral agent (in such capacities, the “Agent”), and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”).

As also previously disclosed, on April 18, 2016, the Loan Parties entered into a Forbearance Agreement and First Amendment to the Credit Agreement (the “Forbearance Agreement”), with the Agent for itself and certain lenders designated therein. On April 28, 2016, as previously disclosed, the Loan Parties entered into Amendment No. 1 to Forbearance Agreement and First Amendment to Credit Agreement with the Agent and certain lenders designated therein, which amended the Forbearance Agreement.

On May 26, 2016, the Loan Parties entered into an Amended and Restated Forbearance Agreement (the “A&R Forbearance Agreement”) with the Agent and certain lenders designated therein (the “Ad Hoc Group Members” and collectively, the “Ad Hoc Group”), which amends and restates the Forbearance Agreement, as amended. Pursuant to the A&R Forbearance Agreement, each member of the Ad Hoc Group (severally and not jointly) shall, among other things, (i) forbear from exercising certain of their respective default-related rights and remedies against the Loan Parties with respect to certain defaults under the First Lien Credit Agreement specified in the A&R Forbearance Agreement (other than, among other things, the acceleration of the loans under the First Lien Credit Agreement and the delivery of a written direction instructing the Agent to deliver a written instruction to Wilmington Trust, National Association, as escrow agent (in such capacity, the “Escrow Agent”) to distribute all funds in the Escrow Account (as defined in the First Lien Credit Agreement) to the Agent to prepay the loans under the First Lien Credit Agreement) , (ii) consent to the release of all liens and security interests in any assets or property subject to the transactions contemplated in the Tripartite Agreement, the DSA Novation, the Heavy Lift Novation and the Bill of Sale and grant related releases and (iii) upon the request of HOI, consent to the release of the Loan Parties who are not filing voluntary petitions under Chapter 11 (as defined below) from their guarantees under the First Lien Credit Agreement and the release of all liens and security interests in any assets or property of the Loan Parties who are not filing voluntary petitions under Chapter 11 upon the Effective Date (as defined below).

Pursuant to the A&R Forbearance Agreement, the Borrower received written notice from the Agent that the commitments under the First Lien Credit Agreement are terminated and the outstanding loans under the First Lien Credit Agreement are declared due and payable, in whole, including, without limitation the principal of the loans under the First Lien Credit Agreement, together with accrued interest thereon, unpaid accrued fees, the Applicable Premium (as defined in the First Lien Credit Agreement) and all other obligations of the Borrower accrued under the First Lien Credit Agreement and any other Loan Document (as defined under the First Lien Credit Agreement). Further, pursuant to the A&R Forbearance Agreement, the lenders party to the A&R Forbearance Agreement directed the Agent to deliver a written instruction to the Escrow Agent to distribute all the funds in the Escrow Account in the amount of $200 million to the Agent to prepay the loans under the First Lien Credit Agreement pursuant to the terms of the Escrow Agreement (as defined in the First Lien Credit Agreement) and the Credit Agreement.

The foregoing description of the A&R Forbearance Agreement is qualified in its entirety by reference to the A&R Forbearance Agreement, attached hereto as Exhibit 10.1, and incorporated herein by reference.

Restructuring Support Agreement

On May 26, 2016, HOI and certain of its U.S. domestic direct and indirect subsidiaries (together with HOI, the “Debtors”) entered into an agreement (the “Restructuring Support Agreement”) with the Ad Hoc Group, representing approximately 99% of the obligations outstanding under the First Lien Credit Agreement.

The Restructuring Support Agreement sets forth, subject to certain conditions, the commitment to and obligations of, on the one hand, the Debtors, and on the other hand, each of the Ad Hoc Group Members (and any successors or permitted assigns that become party thereto) in connection with a controlled wind down of HOI’s operations pursuant to a pre-packaged plan (the “Plan”) to be filed under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code. The Plan will be based on the plan term sheet (the “Term Sheet”) attached as Exhibit A to the Restructuring Support Agreement. Under the terms of the Restructuring Support Agreement, HOI is required to commence solicitation of votes to accept or reject the Plan by May 31, 2016, and thereafter, to commence cases under Chapter 11 by June 6, 2016.

Under the Plan, which requires Bankruptcy Court approval, the Debtors’ trade creditors and vendors are expected to be paid in full in cash.

Pursuant to the terms of the Restructuring Support Agreement, each of the Ad Hoc Group Members agreed, among other things, and subject to certain conditions: (a) not to support any plan or sale process that is inconsistent with the Restructuring Support Agreement, the Term Sheet or the Plan; (b) not to instruct the Agent under the First Lien Credit Agreement to take any action inconsistent with the terms and conditions of the Restructuring Support Agreement; (c) to vote to accept the Plan; and (d) contemporaneously with the execution of the Restructuring Support Agreement, enter into (and direct the Agent to enter into) the A&R Forbearance Agreement.

The Debtors have agreed, among other things and subject to certain conditions: (a) to cause the sale process for the Debtors’ assets and the assets of HOI’s non-Debtor subsidiaries to continue during the bankruptcy proceedings; (b) to take no action materially inconsistent with the Restructuring Support Agreement, the Term Sheet or the Plan; and (c) not to support any alternative plan or transaction other than the Plan.

The Restructuring Support Agreement and the Term Sheet contemplate that the Debtors will monetize their remaining assets and the assets of HOI’s non-Debtor subsidiaries and implement a controlled wind down of their business and operations. Specifically, the material terms of the Plan are expected to effect, among other things, subject to certain conditions and as more particularly set forth in the Term Sheet, upon the Effective Date, the transfer of the remaining assets of the Debtors and the non-Debtor subsidiaries to a liquidating trust (the “Wind Down Entity”), which Wind Down Entity will be responsible for marketing and selling the Debtors’ remaining assets and the assets of the non-Debtor subsidiaries and distributing the proceeds from such asset sales to the holders of claims arising under the First Lien Credit Agreement (the “First Lien Lenders”) and the holders of outstanding common shares of HERO (the “HERO Common Stock”) in accordance with the terms of the Plan. Certain principal terms of the Term Sheet are outlined below:

•	If the class of holders of HERO Common Stock votes to accept the Plan, the First Lien Lenders shall receive their pro rata share of (i) a non-interest bearing senior claim against the Wind Down Entity in the amount of USD $510 million, less the Escrow Release Payment (as defined in the Term Sheet) and any amounts previously distributed to the First Lien Lenders during the chapter 11 cases and (ii) 100% of Class A interests in the Wind Down Entity, which shall represent 85% of the Acceptance Wind Down Entity Interests (as defined in the Term Sheet).

•	If the class of holders of HERO Common Stock votes to reject the Plan, the First Lien Lenders shall receive their pro rata share of a non-interest bearing senior claim against the Wind Down Entity in the amount of USD $579 million, less the Escrow Release Payment and any amounts previously distributed to the First Lien lenders during the chapter 11 cases (the “Rejection Lender Wind Down Claim”).

•	The Wind Down Entity shall establish certain reserves in an amount or amounts reasonably acceptable to the Debtors and the Requisite Consenting Lenders (as defined in the Term Sheet) and approved by the Bankruptcy Court for the administration and distribution on account of certain claims, including general unsecured claims that are disputed as of the effective date of the Plan (the “Effective Date”).

If the Plan is consummated as contemplated by the Term Sheet, and if the class of holders of HERO Common Stock votes in favor of the Plan, the class of holders of HERO Common Stock will receive: (a) USD $12.5 million of cash on the Effective Date (subject to reduction by USD $450,000 for each full calendar day following the seventy-second day after the Petition Date if the Confirmation Order is not a final order to the extent such delay is the result of actions taken directly or indirectly by holders of HERO Common Stock, their representatives, and/or any other persons acting in concert with the holders of HERO Common Stock) and (b) 100% of the Class B interests in the Wind Down Entity, which shall represent 15% of the Acceptance Wind Down Entity Interests. If the class of holders of HERO Common Stock votes to reject the Plan, the holders of HERO Common Stock will receive 100% of the Rejection Wind Down Entity Interests (as defined in the Term Sheet).

The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including the failure to meet specified milestones related to filing, confirmation and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the Restructuring Support Agreement. There can be no assurance that the transactions contemplated by the Restructuring Support Agreement, the Term Sheet and the Plan will be consummated.

The information in the Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained herein or in the Restructuring Support Agreement be relied on for any purpose with respect to the Plan. The foregoing description of the Restructuring Support Agreement and the Term Sheet is qualified in its entirety by reference to the Restructuring Support Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to a number of risks, uncertainties and assumptions, including the factors described in our most recent periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”), which are available free of charge on HOI’s website at www.herculesoffshore.com. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements address the monetization of HOI’s remaining assets and implementation of a controlled wind down of HOI’s business and operations, the amount of money received by the holders of HERO Common Stock under the Plan, and the transactions contemplated by the Restructuring Support Agreement, the Term Sheet and the Plan being consummated, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to HOI’s other filings with the SEC. HOI undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Press Release

On May 27, 2016, HOI issued a press release announcing that it had entered into the Tripartite Agreement, the DSA Novation, the Heavy Lift Novation, the Bill of Sale, the A&R Forbearance Agreement and the Restructuring Support Agreement. A copy of the press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1#	Tripartite Agreement, dated as of May 26, 2016, by and among Jurong Shipyard Pte Ltd, Hercules North Sea, Ltd, Hercules Offshore, Inc., Hercules British Offshore Limited and Maersk Highlander UK Limited.

2.2#	Novation and Amendment Agreement in respect of Contract No. NO 173756 for the Provision of a Harsh Environment Jack-Up Drilling Unit for Culzean, dated as of May 26, 2016, by and among Hercules British Offshore Limited, Maersk Oil North Sea UK Limited and Maersk Highlander UK Limited.

2.3#	Novation and Amendment Agreement in respect of a Standard Heavylift Charter Party Relating to the Transport of m.v. Hercules Highlander, dated as of May 26, 2016, by and among Hercules British Offshore Limited, Dockwise Shipping B.V. and Maersk Highlander UK Limited.

2.4#	Bill of Sale and Assignment, dated as of May 26, 2016, by and among Hercules Offshore, Inc., Hercules British Offshore Limited and Jurong Shipyard Pte Ltd.

10.1	Amended and Restated Forbearance Agreement, dated as of May 26, 2016, by and among Hercules Offshore, Inc., as borrower, the subsidiary guarantors named therein, Jefferies Finance LLC, as administrative agent and collateral agent, and the lenders named therein.

10.2	Restructuring Support Agreement, dated as of May 26, 2016, by and among Hercules Offshore, Inc. and certain of its U.S. domestic direct and indirect subsidiaries and certain lenders therein.

99.1	Press release, dated May 27, 2016.

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HOI agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: May 27, 2016	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel
and Secretary

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1#	Tripartite Agreement, dated as of May 26, 2016, by and among Jurong Shipyard Pte Ltd, Hercules North Sea, Ltd, Hercules Offshore, Inc., Hercules British Offshore Limited and Maersk Highlander UK Limited.

2.2#	Novation and Amendment Agreement in respect of Contract No. NO 173756 for the Provision of a Harsh Environment Jack-Up Drilling Unit for Culzean, dated as of May 26, 2016, by and among Hercules British Offshore Limited, Maersk Oil North Sea UK Limited and Maersk Highlander UK Limited.

2.3#	Novation and Amendment Agreement in respect of a Standard Heavylift Charter Party Relating to the Transport of m.v. Hercules Highlander, dated as of May 26, 2016, by and among Hercules British Offshore Limited, Dockwise Shipping B.V. and Maersk Highlander UK Limited.

2.4#	Bill of Sale and Assignment, dated as of May 26, 2016, by and among Hercules Offshore, Inc., Hercules British Offshore Limited and Jurong Shipyard Pte Ltd.

10.1	Amended and Restated Forbearance Agreement, dated as of May 26, 2016, by and among Hercules Offshore, Inc., as borrower, the subsidiary guarantors named therein, Jefferies Finance LLC, as administrative agent and collateral agent, and the lenders named therein.

10.2	Restructuring Support Agreement, dated as of May 26, 2016, by and among Hercules Offshore, Inc. and certain of its U.S. domestic direct and indirect subsidiaries and certain lenders therein.

99.1	Press release, dated May 27, 2016.

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HOI agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.